January 5, 2017

ULTIMUS MANAGERS TRUST

BLUE CURRENT GLOBAL DIVIDEND FUND

Supplement to the Prospectus
Dated December 29, 2016

This supplement updates certain information contained in the Prospectus for the Blue Current Global Dividend Fund (the “Fund”). For more information or to obtain a copy of the Fund’s Prospectus or SAI, free of charge, please contact the Fund toll free at 1-800-514-3583.

The following bar chart is being inserted, in its entirety, in the Section “Performance Summary” beginning on page 6 of the Prospectus, under the heading “Calendar Year Returns” and before “Quarterly Returns During This Time Period”:
Investors Should Retain this Supplement for Future Reference